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                                                                   Exhibit 10.77

                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT, dated as of February 24, 2005, among SELECT MEDICAL HOLDINGS CORPORATION, a Delaware corporation f/k/a EGL Holding Company (the "Company"), WELSH, CARSON, ANDERSON & STOWE IX, L.P., a Delaware limited partnership ("WCAS IX"), WCAS Capital Partners IV, L.P. a Delaware limited partnership ("WCAS CP IV"; WCAS IX and WCAS CP IV are individually and collectively referred to herein as "WCAS"), each of the entities and individuals listed on Schedule I hereto (together with WCAS, the "WCAS Investors") and each of the other entities and individuals from time to time listed on Schedule II hereto (together with the WCAS Investors, the "Investors").

                              W I T N E S S E T H:

     WHEREAS, on October 17, 2004, the Company and its wholly-owned subsidiary EGL Acquisition Corp. ("Acquisition") entered into an Agreement and Plan of Merger with Select Medical Corporation, a Delaware corporation ("SEM"), pursuant to which the Company agreed to acquire SEM by means of a merger of Acquisition with and into SEM with SEM as the surviving corporation (the "Merger");

     WHEREAS, in order to provide a portion of the financing needed to consummate the Merger and the other transactions related thereto and to pay related fees and expenses, (i) the Company, WCAS IX and certain of the other Investors have entered into a Stock Subscription and Exchange Agreement, dated as of February 22, 2005 (the "Stock Subscription Agreement"), pursuant to which WCAS IX and such other Investors will acquire an aggregate 21,471,876.75 shares of Participating Preferred Stock, par value $0.001 per share, of the Company ("Participating Preferred Stock"), and an aggregate 144,398,369.00 shares of Common Stock, par value $0.001 per share, of the Company ("Common Stock"), and
(ii) on the closing date of the Merger, the Company and WCAS CP IV and certain of the other Investors will enter into a Securities Purchase Agreement (the "Securities Purchase Agreement") pursuant to which WCAS CP IV and such other Investors will acquire $150,000,000 aggregate principal amount of senior subordinated notes of the Company due 2015, 573,171.25 shares of Participating Preferred Stock and 3,854,577.00 shares of Common Stock;

     WHEREAS, it is a condition to the obligation of each such Investor to purchase securities under the Stock Subscription Agreement or the Securities Purchase Agreement that the Company shall have executed and delivered this Agreement; and

     WHEREAS, in order to fulfill such condition, the Company wishes to execute and deliver this Agreement and grant to the Investors the registration rights set forth herein with respect to the shares of Registrable Stock (as defined below) from time to time held by the Investors;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and


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sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     SECTION 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings set forth below:

          "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

          "Exchange Act" means the Securities Exchange Act of 1934, or any successor federal statute, and the rules and regulations of the Commission thereunder, as the same may be amended from time to time.

          "IPO Date" means the first date on which Common Stock shall have been sold by the Company in a Public Offering.

          "Public Offering" means the sale of shares of Common Stock to the public pursuant to an effective registration statement (other than a registration statement on Form S-4 or S-8 or any successor form) filed under the Securities Act.

          "Registrable Stock" means, at any time, (x) all shares of Common Stock now or hereafter held by the Investors, including all shares from time to time issued or issuable upon the conversion, exercise or exchange of any securities directly or indirectly convertible into or exercisable or exchangeable for Common Stock (other than (i) options issued pursuant to any stock plan, and (ii) shares of restricted stock that will not have vested before the earliest anticipated effective date of the registration statement for any proposed offering of such restricted stock pursuant to this Agreement), that are now or hereafter held by the Investors, including the Participating Preferred Stock (it being understood that, with respect to any determination hereunder of the number of shares of Registrable Stock at any time held by one or more Investors, all such shares of Common Stock that are issuable upon any such conversion, exercise or exchange shall be deemed to have been issued at the time of such determination) and (y) any shares of Common Stock issuable with respect to the foregoing by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Stock, such shares shall cease to be Registrable Stock (i) when a registration statement with respect to the sale of such shares shall have been declared effective under the Securities Act and such shares shall have been disposed of in accordance with such registration statement, (ii) when such shares shall have been sold (other than in a privately negotiated sale) pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) when, with respect to the holder thereof, such shares can be sold pursuant to Rule 144 promulgated under the Securities Act within a three month period in accordance with the limitations set forth in Rule 144(e) promulgated under the Securities Act or (iv) when, with respect to the holder thereof, all such shares held by such holder become eligible for sale under Rule 144(k) of the Securities Act (or any similar or successor rule).


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          "Securities Act" means the Securities Act of 1933, or any successor federal statute, and the rules and regulations of the Commission thereunder, as the same may be amended from time to time.

     SECTION 2. Registration Rights.

     (a) Demand Registration Rights. Subject to Section 2(c) below, if the Company shall at any time on or after the date hereof be requested by WCAS in a writing that states the number of shares of Registrable Stock to be sold and the intended method of disposition thereof (each such written request, a "Demand Request"), to effect a registration under the Securities Act of all or any portion of the Registrable Stock then held by the WCAS Investors, the Company shall immediately notify in writing (each such notice, a "Demand Registration Notice") each other Investor of such proposed registration and shall use its commercially reasonable efforts to register under the Securities Act (each such registration, a "Demand Registration"), for public sale in accordance with the method of disposition specified in such Demand Request, the number of shares of Registrable Stock specified in such Demand Request (plus the number of shares of Registrable Stock specified in any written request for registration of shares of Registrable Stock that is received from each other Investor receiving the Demand Registration Notice within 20 days after receipt by such other Investor of such Demand Registration Notice). In addition, with the written consent of WCAS, the Company shall be entitled to include in any Demand Registration, for sale in accordance with the method of disposition specified by WCAS, shares of Common Stock to be sold by the Company for its own account or for the account of other holders. In the event that the proposed method of disposition specified by WCAS shall be an underwritten public offering, (i) the managing underwriter shall be selected by WCAS and (ii) the number of shares of Registrable Stock to be included in such an offering may be reduced if and to the extent that, in the good faith opinion of the managing underwriter of such offering, inclusion of all shares would adversely affect the marketing (including the offering price) of the Registrable Stock to be sold, and, in the case of any such reduction, shares shall be included in such offering to the extent so permissible on the following basis: (A) first, all Registrable Stock proposed to be included by the Investors shall be included (subject to pro rata reduction among the Investors seeking to include Registrable Stock in such offering based on the number of such shares of Registrable Stock held by such Investors) and (B) second, to the extent provided above, Common Stock proposed to be included by the Company for the account of the Company or other stockholders of the Company shall be included. The Company shall abandon any Demand Registration upon the request of WCAS and neither the Company nor WCAS shall have any liability to any Investor with respect to such abandonment.

     (b) Short-Form Registration Qualification. From and after the IPO Date the Company shall use its commercially reasonable efforts to qualify under the provisions of the Securities Act, and thereafter, to continue to qualify at all times, for registration on Form S-3 or any successor thereto. In the event the Company fails to so qualify, the Company shall be required to effect Demand Registrations on Form S-1 or any successor thereto to the same extent as the Company would be required to effect Demand Registrations on Form S-3 or any successor thereto.


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     (c) Certain Provisions Relating to Demand Registrations. In connection with a Demand Registration, the Company shall be obligated to effect such Demand Registration in accordance with the following provisions:

          (i) the obligations of the Company under Section 2(a) above to effect a Demand Registration shall be deemed satisfied only when a registration statement covering all of the shares of Registrable Stock specified in the applicable Demand Request and in each notice delivered by any other Investor requesting registration of Registrable Stock in response to the Demand Registration Notice for sale in accordance with the intended method of disposition specified by WCAS in the Demand Request shall have become effective and remained effective through the end of the period of distribution of the registration contemplated thereby (determined as provided in the last paragraph of Section 2(f)); and

          (ii) Without the consent of WCAS, which will not be unreasonably withheld, the Company will not effect any registration of its Common Stock, whether for its own account or that of other holders, from the date of receipt of a Demand Request until the completion of the period of distribution (determined as provided in the last paragraph of Section 2(f)) of the Registrable Stock covered by the registration statement filed pursuant to such Demand Request.

     (d) Piggyback Registration Rights. If at any time the Company proposes to register any of its Common Stock or any other equity securities (or other securities convertible into equity securities) of the Company under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (other than a Demand Registration or a registration on Form S-4 or Form S-8 promulgated under the Securities Act (or any successor forms thereto) or any other form not available for registering the Registrable Stock for sale to the public), as soon as practicable prior to the filing of such registration statement with the Commission, it will give written notice of its intention to effect such registration (each such notice a "Piggyback Notice") to (i) if such proposed registration is being made in connection with the Company's initial Public Offering, WCAS and, unless WCAS elects to waive its rights under this Section 2(d) as provided below with respect to such registration within ten days of receiving its Piggyback Notice, to each other Investor or (ii) if such proposed registration is to occur after the IPO Date, to each Investor. Upon the written request of any Investor, given within 20 days after the giving of the Piggyback Notice to all Investors, to register any of its Registrable Stock (which request shall state the number of shares of Registrable Stock to be so registered and the intended method of disposition thereof), the Company will use its commercially reasonable efforts to cause the Registrable Stock, as to which registration shall have been so requested, to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition by such Investor of such Registrable Stock so registered; provided, that nothing herein shall prevent the Company from abandoning or delaying such registration at any time. Notwithstanding anything to the contrary contained herein, in connection with any registration statement to be filed prior to the IPO Date, if WCAS elects to waive its rights under this
Section 2(d) with respect to such registration and the related initial Public Offering, such waiver shall be effective as a waiver of the rights of all Investors under this Section 2(d) with respect to such registration and offering. In the event that any registration referred to in this Section 2(d) shall


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be, in whole or in part, an underwritten public offering, such Registrable Stock shall be included in the underwriting on the same terms and conditions as the shares otherwise being sold through underwriters under such registration. The number of shares of Registrable Stock to be included in such an underwritten offering may be reduced if and to the extent that, in the good faith opinion of the managing underwriter of such offering, inclusion of all shares would adversely affect the marketing (including the offering price) of the shares to be sold, and, in the case of any such reduction, shares shall be included in such offering to the extent so permissible on the following basis: (A) first, all shares proposed to be included by the Company for the account of the Company shall be included, (B) second, all Registrable Stock proposed to be included by the Investors shall be included (subject to pro rata reduction among the Investors seeking to include Registrable Stock in such offering based on the number of shares of Registrable Stock held by such Investors), and (C) finally, Common Stock proposed to be included by the Company for the account of other stockholders of the Company shall be included.

     (e) Holdback Agreement. Notwithstanding anything to the contrary contained in this Agreement, with respect to any underwritten Public Offering by the Company, upon request of the managing underwriter of such offering, each Investor shall refrain from selling or otherwise transferring Registrable Stock (other than pursuant to Section 2(a) or 2(d) above) during the period beginning no earlier than the tenth day preceding the effective date of the registration statement for such offering and continuing through the end of the period of distribution of the registration contemplated thereby (determined as provided in the last paragraph of Section 2(f)) and, if requested by any managing underwriter of such offering, to execute a customary lock-up agreement consistent with the foregoing. The provisions of this Section 2(e) shall terminate upon WCAS giving written notice of such termination to the Company (a copy thereof to be promptly forwarded by the Company to the other Investors).

     (f) Certain Registration Procedures. If and whenever the Company is required by the provisions of this Section 2 to use its commercially reasonable efforts to effect the registration of Registrable Stock under the Securities Act, the Company will, as expeditiously as possible:

          (i) prepare (and afford the Investors Counsel (as hereinafter defined) reasonable opportunity to review and comment thereon) and file with the Commission a registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective through the end of the period of distribution contemplated thereby (determined as provided in the last paragraph of Section 2(f));

          (ii) prepare (and afford the Investors Counsel reasonable opportunity to review and comment thereon) and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective through the end of period of distribution contemplated thereby (determined as provided in the last paragraph of Section 2(f)) and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Stock covered by such registration statement in accordance with the selling Investors' intended method of disposition set forth in such registration statement through the end of such period of distribution;


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          (iii) furnish to each selling Investor and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Stock covered by such registration statement;

          (iv) use its commercially reasonable efforts to register or qualify the Registrable Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as WCAS, the Investors Counsel or, in the case of an underwritten public offering, the managing underwriter, shall reasonably request; provided, that the Company will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2(f)(iv), (y) subject itself to taxation in any such jurisdiction in which it would not otherwise be subject to taxation but for this Section 2(f)(iv) or (z) consent to general service of process in any jurisdiction in which it would not otherwise be subject to general service of process but for this Section 2(f)(iv);

          (v) immediately notify each selling Investor under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (and upon receipt of any such notice, each selling Investor agrees to suspend sales of Registrable Stock covered by such prospectus until such time as the Company notifies it that the prospectus (as supplemented or amended) no longer includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing);

          (vi) use its commercially reasonable efforts (if the offering is underwritten) to furnish, at the request of WCAS or the Investors Counsel, on the date that Registrable Stock is delivered to the underwriters for sale pursuant to such registration: (A) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to each selling Investor, stating that such registration statement has become effective under the Securities Act and that (1) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (2) the registration statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements, the notes thereto, and the financial schedules and other financial and statistical data contained therein) and (3) to such other effects as may reasonably be requested by counsel for the underwriters or by WCAS or the Investors Counsel, and (B) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent


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     public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters, WCAS or the Investors Counsel may reasonably request; and

          (vii) make available for inspection by WCAS, any underwriter participating in any distribution pursuant to such registration statement, the Investors Counsel and any accountant or other agent retained by WCAS or such underwriters, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by WCAS, the Investors Counsel or any of such underwriters, attorneys, accountants or agents in connection with such registration statement and permit WCAS, the Investors Counsel and such underwriters, attorneys, accountants or agents to participate in the preparation of such registration statement.

For purposes of Sections 2(c), 2(e), 2(f)(i) and 2(f)(ii) above, the "period of distribution" of Registrable Stock in an underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Stock in any other registration shall be deemed to extend until the sale of all Registrable Stock covered thereby; provided, that (x) in the case of the Company's initial Public Offering the period of distribution shall not exceed 180 days after the IPO Date and (y) in the case of any other Public Offering the period of distribution shall not exceed 90 days after the shares are first sold to the public in such offering.

     (g) Information From Selling Investors. In connection with each registration hereunder, Investors selling Registrable Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.

     (h) Underwriting Agreement. In connection with any registration pursuant to this Section 2 that covers an underwritten public offering, the Company and Investors selling Registrable Stock each agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters, selling stockholders and a company of the Company's size and investment stature; provided, that in the case of any Demand Registration, such agreement shall be satisfactory to WCAS.

     (i) Expenses. The Company will pay all Registration Expenses (as defined below) incurred in complying with Section 2 of this Agreement. All Selling Expenses (as defined below) incurred in connection with any registered offering of securities that, pursuant to this Section 2, includes Registrable Stock, shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such persons, including the Company if


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the Company is a seller, as they may agree. All expenses incident to performance of or compliance by the Company with Section 2 hereof, including, without limitation, all Commission, stock exchange, Nasdaq or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees (including, without limitation, fees and expenses incurred in connection with the listing of the Common Stock of the Company on any securities exchange or exchanges or Nasdaq), printing, distribution and related expenses, fees and disbursements of counsel and independent public accountants for the Company, all reasonable fees and disbursements of one firm counsel for the Investors selected by the WCAS
(or, in the event WCAS is not participating in such registration, such counsel shall be selected by the Investors holding a majority of the Shares of Registrable Stock proposed to be included in such registration) (the "Investors Counsel"), all fees and expenses incurred in connection with compliance with state securities or blue sky laws and the rules of the NASD or any securities exchange, transfer taxes and fees of transfer agents and registrars, but excluding any Selling Expenses, are herein called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Stock are herein called "Selling Expenses".

     (j) Suspension. The Company shall be entitled to suspend the rights of selling Investors to make sales pursuant to a registration statement otherwise required to be kept effective hereunder if the Company determines in good faith that there exists a material proposed transaction (including any proposed acquisition or disposition) that would be required to be disclosed in such registration statement and the disclosure of which would either have a material adverse effect on such material proposed transaction or the Company; provided, that (i) such delay shall not continue beyond the earlier of (A) the date upon which such material information is otherwise disclosed to the public or ceases to be material and (B) 90 days after the Company effects such suspension, and
(ii) the Company shall not be entitled to suspend any Demand Registration Statement without the consent of WCAS.

     SECTION 3. Indemnification Rights and Obligations In Respect of Registered Offerings of Registrable Stock.

     (a) Company Indemnification of Selling Investors. In the event of a registration of any of the Registrable Stock under the Securities Act pursuant to Section 2 of this Agreement, the Company will indemnify and hold harmless each seller of Registrable Stock thereunder and each other person, if any, who controls such seller within the meaning of the Securities Act and each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Stock was registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that the Company will not be liable in any such


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case if and to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such seller, such underwriter or such controlling person in writing specifically for use in such registration statement or prospectus; provided, further, that the indemnity agreement contained in this Section 3(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

     (b) Selling Investor Indemnification of the Company and the Other Selling Stockholders. In the event of a registration of any of the Registrable Stock under the Securities Act pursuant to Section 2 of this Agreement, each seller of such Registrable Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, and each other seller of Registrable Stock and each person who controls any such other seller of Registrable Stock, against all losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which the Company or such officer or director or underwriter or other seller or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Stock was registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter, other seller of Registrable Stock and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; provided, further, that the liability of each seller hereunder shall be limited to the proceeds (net of underwriting discounts and commissions) received by such seller from the sale of Registrable Stock covered by such registration statement; provided, further, that the indemnity agreement contained in this Section 3(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of such seller of Registrable Stock (which consent shall not be unreasonably withheld).

     (c) Indemnification Procedures. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to promptly notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 3. In case any such action shall be brought against any indemnified party and


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it shall promptly notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 3 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party; provided that such fees and expenses shall be at the expense of the indemnifying party if (i) the indemnifying party shall have failed to retain counsel for the indemnified person as aforesaid or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of such indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity was sought hereunder by such indemnified party unless such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. The indemnification of underwriters provided for in this Section 3 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters as provided in Section 2(h).

     (d) Contribution. If the indemnification provided for in Sections 3(a) and 3(b) above is unavailable or insufficient to hold harmless an indemnified party under such Sections in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the underwriters or the sellers of such Registrable Stock, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including, without limitation, the failure to give any notice under Section 3(c) above. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the underwriters or the sellers of such Registrable Stock, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each of the Investors agrees that it would not be just and equitable if contributions pursuant to this Section were determined by pro rata allocation (even if all of the sellers of such Registrable Stock were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this Section. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this Section, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section, the sellers of such Registrable Stock shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Registrable Stock sold by each of them was offered to the public exceeds the amount of any damages which they are otherwise required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

     SECTION 4. Rule 144. The Company agrees with the Investors that, from and after the IPO Date, it shall file any and all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, or, if the Company is not thereafter required to file any such reports, it shall, upon the written request of any Investor, make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the Securities Act. Upon the written request of any Investor, the Company shall promptly furnish to such Investor a written statement by the Company as to its compliance with the reporting requirements set forth in this Section 4.

     SECTION 5. Duration of Agreement. Except as provided in Section 2(e), all provisions of this Agreement shall survive so long as any Investor owns any Registrable Stock.

     SECTION 6. Miscellaneous.

     (a) Additional Registration Rights. Without the consent of WCAS IX, the Company shall not grant any registration rights to any other person that are inconsistent or conflict with the registration rights granted hereunder.

     (b) Headings. Headings of sections of this Agreement are inserted for convenience of reference only and shall not affect the interpretation hereof.

     (c) Severability. Each provision of this Agreement shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses contained herein. If one or more of the provisions contained in this Agreement shall for any reason be held to be unenforceable, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them, so as to be enforceable to the maximum extent compatible with applicable law, and no other provision hereof shall be affected by such holding, limitation or reduction.

     (d) Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns and nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto, their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement. The rights and obligations of the parties hereto shall not be assigned without the consent of WCAS IX, in the case of any assignment by the Company, or the Company, in the case of any assignment by any Investor, and any attempted assignment in violation of this Section 6(d) shall be null and void; provided, that any Investor's rights hereunder are assignable to a transferee in connection with any transfer of Registrable Stock (including by means of transferring securities that are directly or indirectly convertible into or exercisable or exchangeable for Registrable Stock) so long as (i) such transferee expressly agrees to become bound hereby as an "Investor" hereunder pursuant to a written instrument in form and substance reasonably satisfactory to the Company and (ii) notice of such transfer is given to the Company and WCAS IX.

     (e) Entire Agreement; Modification. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supercedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof. This Agreement may not be modified or amended except by a writing signed by the Company and WCAS IX; provided, that no provision of this Agreement may be modified or amended in a manner materially adverse to an Investor, other than WCAS IX (in its capacity as an Investor hereunder), if such modification or amendment affects such Investor disproportionately relative to the other Investors, except with the written consent of such Investor; provided, further, that, notwithstanding the foregoing, upon the written agreement of only the Company and WCAS IX, additional Investors may be added to this Agreement. Except as otherwise provided herein, any waiver of any provision of this Agreement must be in a writing signed by the party against whom enforcement of such waiver is sought.

     (f) Notices. All notices, requests, instructions and other documents that are required to be or may be given or delivered pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if delivered by hand or national overnight courier service, transmitted by facsimile (subject to electronic confirmation of such facsimile transmission) or electronic mail (subject to electronic confirmation of receipt of such mail), or mailed by registered or certified mail, postage prepaid, as follows:

     If to the Company, to it at:

           Select Medical Holdings Corporation
           4716 Old Gettysburg Road
           P.O. Box 2034
           Mechanicsburg, PA 17055
           Facsimile: (717) 975-9981
           Attention: President

     with a copy to:

           Welsh, Carson, Anderson & Stowe IX, L.P.

           320 Park Avenue, Suite 2500
           New York, New York 10022
           Attention:  Sean M. Traynor
           Facsimile:  (212) 893-9566

     with an additional copy to:

           Ropes & Gray LLP
           45 Rockefeller Plaza
           New York, New York 10111
           Attention:  Othon A. Prounis, Esq.
           Facsimile:  (212) 841-5725

     If to any Investor, to such Investor at its address set forth on Schedule I or Schedule II hereto, as the case may be;

or such other address or addresses or facsimile number or numbers as any party hereto shall have designated by notice in writing to the other parties hereto. Such notices, requests, instructions and other documents shall be deemed given or delivered (i) five business days following sending by registered or certified mail, postage prepaid, (ii) three business days following sending by national overnight courier service, (iii) the day of sending, if sent by facsimile or electronic mail prior to 5:00 p.m. (EST) on any business day or the next succeeding business day if sent by facsimile or electronic mail after 5:00 p.m.
(EST) on any business day or on any day other than a business day or (iv) when delivered, if delivered by hand.

     (g) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any or all such counterparts may be executed by facsimile.

     (h) Changes in Registrable Stock. If, and as often as, there are any changes in the Registrable Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof as may be required so that the rights and privileges granted hereby shall continue with respect to the Registrable Stock as so changed and the Company shall make appropriate provision in connection with any merger, consolidation, reorganization or recapitalization that any successor to the Company (or resulting parent thereof) shall agree, as a condition to the consummation of any such transaction, to expressly assume the Company's obligations hereunder.

     (i) Specific Performance. Each party hereto agrees that a remedy at law for any breach or threatened breach by such party of this Agreement would be inadequate and therefore agrees that any other party hereto shall be entitled to specific performance of this Agreement in addition to any other available rights and remedies in case of any such breach or threatened breach.

     (j) Governing Law. This Agreement and all disputes arising out of or relating to this Agreement, its subject matter, the performance by the parties of their respective obligations hereunder or the claimed breach hereof, whether in tort, contract or otherwise, shall be governed by and construed in accordance with the internal laws of the State of New York.

     (k) Interpretation. As used herein, the words "hereof", "herein", "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and the word "Section" refers to a Section of this Agreement unless otherwise specified. Whenever the words "include", "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation". The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the day and year first above written.

                                        The Company

                                        SELECT MEDICAL HOLDINGS CORPORATION


                                        By: /s/ Sean Traynor
                                            ------------------------------------
                                        Name: Sean Traynor
                                        Title: CEO

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                   SCHEDULE I

                    WELSH, CARSON, ANDERSON & STOWE IX, L.P.
                         WCAS CAPITAL PARTNERS IV, L.P.
                                RUSSELL L. CARSON
                                BRUCE K. ANDERSON
                                PATRICK J. WELSH
                               THOMAS E. MCLNERNEY
                               ROBERT A. MINICUCCI
                              ANTHONY J. DE NICOLA
                                 PAUL B. QUEALLY
                                D. SCOTT MACKESY
                                  SANJAY SWANI
                                  JOHN D. CLARK
                              JAMES R. MATTHEWS IRA
                                JAMES R. MATTHEWS
                             JONATHAN M. RATHER IRA
                                 SEAN M. TRAYNOR
                                  JOHN ALMEIDA
                                   TOM SCULLY
                                   RONA DROGY
                                   DAVE MINTZ
                           WCAS MANAGEMENT CORPORATION
                                    ERIC LEE
                                 MICHAEL DONOVAN
                                   BRIAN REGAN
                                 CLINTON BIONDO
                                   ANKUR KUMAR
                                DARREN BATTISTONI
                                   MATT KEGAN
                                  DAVID CALUORI

                              Address for Notices:
                       c/o Welsh, Carson, Anderson & Stowe
                           320 Park Avenue, Suite 2500
                             New York, NY 10022-6815
                           Attention: Sean M. Traynor
                            Facsimile: (212) 893-9566

                                        WCAS IX

                                        WELSH, CARSON, ANDERSON & STOWE IX, L.P.

                                        BY: WCAS IX ASSOCIATES LLC,
                                        Its: General Partner


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WCAS CP IV

                                        WCAS CAPITAL PARTNERS IV, L.P.

                                        By: WCAS CP IV Associates LLC
                                        Its General Partner


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Managing Member

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors

                                        THE NORTHWESTERN MUTUAL LIFE INSURANCE
                                        COMPANY


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Its: Authorized Representative

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other WCAS Investors

                                        Russell L. Carson
                                        Bruce K. Anderson
                                        Patrick J. Welsh
                                        Thomas E. McLnerney
                                        Robert A. Minicucci
                                        Anthony J. de Nicola
                                        Paul B. Queally
                                        D. Scott Mackesy
                                        Sanjay Swani
                                        John D. Clark
                                        James R. Matthews IRA
                                        Jonathan M. Rather IRA
                                        Sean M. Traynor
                                        John Almeida
                                        Tom Scully
                                        Rona Drogy
                                        Dave Mintz
                                        Eric Lee
                                        Michael Donovan
                                        Brian Regan
                                        Clinton Biondo
                                        Ankur Kumar
                                        Darren Battistoni
                                        Matt Kegan
                                        David Caluori


                                        By: /s/ Jonathan M. Rather
                                            ------------------------------------
                                            Attorney-in-fact


                                        WCAS MANAGEMENT CORPORATION


                                        By: /s/ Jonathan M. Rather
                                            ------------------------------------
                                        Name: Jonathan M. Rather
                                        Title: Treasurer

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors

                                        CALIFORNIA STATE TEACHERS' RETIREMENT
                                        SYSTEM


                                        By: /s/ Christopher J. Ailman
                                            ------------------------------------
                                        Name: Christopher J. Ailman
                                        Title: Chief Investment Officer

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors:

                                        ROSS RESOURCES LIMITED PARTNERSHIP


                                        /s/ R. Dale Ross
                                        ----------------------------------------
                                        R. Dale Ross


                                        /s/ Deborah Ross
                                        ----------------------------------------
                                        Deborah Ross

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors

                                        ABU DHABI INVESTMENT AUTHORITY


                                        By: /s/ ABUBAKER KHOURI
                                            ------------------------------------
                                        Name: ABUBAKER KHOURI
                                        Title: ASSISTANT DIRECTOR


                                        By: /s/ HAMZA AMIRI
                                            ------------------------------------
                                        Name: HAMZA AMIRI
                                        Title: DEPUTY DIRECTOR

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors

                                        BROUSSARD INVESTMENT LTD.


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors

                                        HARBOURVEST PARTNERS 2004 DIRECT
                                        FUND L.P.

                                        By: HarbourVest Partners 2004 Direct
                                            Associates LLC, as its general
                                            partner

                                        By: HarbourVest Partners, LLC, as its
                                            managing member


                                        By: /s/ WILLIAM A. JOHNSTON
                                            ------------------------------------
                                        Name: WILLIAM A. JOHNSTON
                                        Title: MANAGING DIRECTOR

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors


                                        /s/ Joelle Kaydan
                                        ----------------------------------------
                                        Joelle Kaydan

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors

                                        NEW YORK LIFE CAPITAL PARTNERS II, L.P.

                                        By: NYLCAP Manager LLC, its Investment
                                            Manager


                                        By: /s/ Steven M. Benevento
                                            ------------------------------------
                                        Name: Steven M. Benevento
                                        Title: Executive Vice President

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors

                                        HUNTING CREEK PARTNER, LLC


                                        By: /s/ Joelle Kayden
                                            ------------------------------------
                                        Name: Joelle Kayden
                                        Title:
                                               ---------------------------------

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors

                                        WEIGERS & CO. LLC


                                        By: /s/ E. A. Weigers
                                            ------------------------------------
                                        Name: E. A. WEIGERS
                                        Title: MEMBER

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors

                                        ROUNDTABLE ASSOCIATES LLC


                                        BY: /s/ David F. Bellet
                                            ------------------------------------
                                        Name: DAVID F. BELLET
                                        Title: MANAGING DIRECTOR

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors

                                        A.S.F. CO-INVESTMENT PARTNERS II, L.P.

                                        BY: PAF 1/03, LLC
                                            Its General Partner

                                        BY: OLD KINGS II, LLC
                                            Its Managing Member


                                        BY: /s/ Paul R. Crotty
                                            ------------------------------------
                                        Name: Paul R. Crotty
                                        Title: Managing Director

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors


                                        /s/ Meyer Feldberg
                                        ----------------------------------------
                                        Meyer Feldberg

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors

                                        PASSAGE PORTFOLIO, L.P.

                                        By: MLIM DivPEP I, LLC, its managing
                                            general partner

                                        By: MLIM Private Equity, L.P.,
                                            its member manager

                                        By: Portfolio Administration &
                                            Management Ltd., its general partner


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name: Illegible
                                        Title: Vice President

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors


                                        /s/ Kenneth J. Melkus
                                        ----------------------------------------
                                        Kenneth J. Melkus

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors

                                        VESEY STREET FUND, L.P.

                                        By: MLIM DivPEP I, LLC, its
                                            general partner

                                        By: MLIM Private Equity, L.P.,
                                            its member manager

                                        By: Portfolio Administration &
                                            Management Ltd., its general partner


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name: Illegible
                                        Title: Vice President


                                        VESEY STREET PORTFOLIO, L.P.

                                        By: MLIM DivPEP I, LLC,
                                            its managing general partner

                                        By: MLIM Private Equity, L.P.,
                                            its member manager

                                        By: Portfolio Administration &
                                            Management Ltd., its general partner


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name: Illegible
                                        Title: Vice President

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors

                                        RGIP LLC


                                        By: /s/ R. Bradford Malt
                                            ------------------------------------
                                        Name: R. Bradford Malt
                                        Title: Managing Member

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors

                                        ARTHUR STREET FUND, L.P.

                                        By: MLIM DivPEP I, LLC, its general
                                            partner

                                        By: MLIM Private Equity, L.P., its
                                            member manager

                                        By: Portfolio Administration &
                                            Management Ltd., its general partner


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name: Illegible
                                        Title: Vice President


                                        ARTHUR STREET PORTFOLIO, L.P.

                                        By: MLIM DivPEP I, LLC, its managing
                                            general partner

                                        By: MLIM Private Equity,L.P., its
                                            member manager

                                        By: Portfolio Administration &
                                            Management Ltd., its general partner


                                        By: /s/ Illigible
                                            ------------------------------------
                                        Name: Illigible
                                        Title: Vice President

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors

                                        SCH Partners, L.P.


                                        By:
                                            ------------------------------------
                                        Its: General Partner


                                        By: /s/ JOHN M. ORTENZIO
                                            ------------------------------------
                                        Name: JOHN M. ORTENZIO
                                        Title: GENERAL PARTNER

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors

                                        GS PRIVATE EQUITY PARTNERS 1999, L.P.

                                        By: GS PEP 1999 Advisors, L.L.C.,
                                            General Partner

                                        By: GSAM Gen-Par, L.L.C., Managing
                                            Partner


                                        By: /s/ Taylor Polites
                                            ------------------------------------
                                        Name: Taylor Polites
                                        Title: Authorized Signatory


                                        GS PRIVATE EQUITY PARTNERS 1999
                                        OFFSHORE, L.P.

                                        By: GS PEP 1999 Offshore Advisors, Inc.,
                                            its General Partner


                                        By: /s/ Taylor Polites
                                            ------------------------------------
                                        Name: Taylor Polites
                                        Title: Authorized Signatory


                                        GS PRIVATE EQUITY PARTNERS 1999 - DIRECT
                                        INVESTMENT FUND, L.P.

                                        By: GS PEP 1999 Direct Investment
                                            Advisors, L.L.C., General Partner

                                        By: GSAM Gen-Par, L.L.C., Managing
                                            Partner


                                        By: /s/ Taylor Polites
                                            ------------------------------------
                                        Name: Taylor Polites
                                        Title: Authorized Signatory

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT